SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported)    February 23, 2005
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                             SUREWEST COMMUNICATIONS
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             (Exact Name of Registrant as Specified in Its Charter)


                                   California
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                 (State or Other Jurisdiction of Incorporation)


                0-556                                     68-0365195
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      (Commission File Number)                 (IRS Employer Identification No.)


       200 Vernon Street, Roseville, California                  95678
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       (Address of Principal Executive Offices)                (Zip Code)


                                 (916) 772-2000
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1    Registrant's Business and Operations

Item 1.01    Entry into a Material Definitive Agreement

     On February 23, 2005, the Compensation Committee of the Board of Directors of SureWest Communications (the "Company") approved grants under the Company's 2000 Equity Incentive Plan of Restricted Stock Units (RSUs) to each of the following officers:

     Brian H. Strom                     11,472 Units
     Jay B. Kinder                       4,416 Units
     Bill M. DeMuth                      4,416 Units
     Fred A. Arcuri                      4,416 Units

     Under the terms of each grant, 1/48th of the RSUs vest monthly for a period of 4 years beginning on the first month anniversary of each grant, subject to acceleration upon death or disability of the recipient, or change in control of the Company. Each vested unit is convertible into one (1) share of common stock of the Company after the officer's cessation of service as an officer of the Company.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           SUREWEST COMMUNICATIONS

Date: March 7, 2005                    By: /s/ Brian H. Strom
                                           -------------------------------------
                                           President and Chief Executive Officer






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